Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Second Quarter 2023

August 2, 2023

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2023

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Highlights
Net earnings	$200	$212	$276	$165	$167	$412	$457
Core net operating earnings	202	247	255	192	243	449	546
Total assets	29,048	28,481	28,831	29,532	28,084	29,048	28,084
Adjusted shareholders’ equity (a)	4,490	4,375	4,578	4,515	4,401	4,490	4,401
Property and Casualty net written premiums	1,667	1,519	1,338	1,984	1,516	3,186	2,884
Per share data
Diluted earnings per share	$2.34	$2.49	$3.24	$1.93	$1.96	$4.83	$5.36
Core net operating earnings per share	2.38	2.89	2.99	2.24	2.85	5.27	6.41
Adjusted book value per share (a)	52.90	51.37	53.73	53.03	51.68	52.90	51.68
Dividends per common share	0.63	4.63	2.63	0.56	8.56	5.26	11.12
Financial ratios
Annualized return on equity (b)	17.9%	18.9%	24.2%	14.7%	14.3%	18.3%	19.2%
Annualized core operating return on equity (b)	18.2%	22.0%	22.3%	17.1%	20.7%	20.0%	23.0%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	60.2%	57.0%	60.8%	66.4%	55.4%	58.6%	54.3%
Underwriting expense ratio	31.7%	32.2%	25.8%	24.7%	30.4%	32.0%	30.6%

Combined ratio - Specialty	91.9%	89.2%	86.6%	91.1%	85.8%	90.6%	84.9%

(a)	Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 13.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Property and Casualty Insurance
Underwriting profit	$124	$154	$218	$155	$196	$278	$403
Net investment income	191	207	159	145	156	398	379
Other income (expense)	(16)	(11)	(14)	(11)	(7)	(27)	(15)

Property and Casualty Insurance operating earnings	299	350	363	289	345	649	767
Interest expense of parent holding companies	(19)	(19)	(20)	(19)	(23)	(38)	(46)
Other expense	(22)	(23)	(25)	(26)	(14)	(45)	(35)

Pretax core operating earnings	258	308	318	244	308	566	686
Income tax expense	56	61	63	52	65	117	140

Core net operating earnings	202	247	255	192	243	449	546
Non-core items, net of tax:
Realized gains (losses) on securities	(1)	(37)	21	(28)	(73)	(38)	(85)
Gain (loss) on retirement of debt	(1)	2	—	1	(7)	1	(8)
Other non-core items	—	—	—	—	4	—	4

Net earnings	$200	$212	$276	$165	$167	$412	$457

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Core net operating earnings	$202	$247	$255	$192	$243	$449	$546

Net earnings	$200	$212	$276	$165	$167	$412	$457

Average number of diluted shares	85.172	85.378	85.350	85.365	85.339	85.274	85.290
Diluted earnings per share:
Core net operating earnings per share	$2.38	$2.89	$2.99	$2.24	$2.85	$5.27	$6.41
Realized gains (losses) on securities	(0.02)	(0.42)	0.25	(0.32)	(0.86)	(0.45)	(1.00)
Gain (loss) on retirement of debt	(0.02)	0.02	—	0.01	(0.08)	0.01	(0.10)
Other non-core items	—	—	—	—	0.05	—	0.05

Diluted earnings per share	$2.34	$2.49	$3.24	$1.93	$1.96	$4.83	$5.36

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Property and Transportation	$32	$43	$68	$39	$39	$75	$101
Specialty Casualty	95	88	128	118	130	183	254
Specialty Financial	10	26	33	15	37	36	66
Other Specialty	(14)	(2)	(12)	(14)	(9)	(16)	(16)

Underwriting profit - Specialty	123	155	217	158	197	278	405
Other core charges, included in loss and LAE	1	(1)	1	(3)	(1)	—	(2)

Underwriting profit - Property and Casualty Insurance	$124	$154	$218	$155	$196	$278	$403

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$(13)	$18	$—	$2	$—
Catastrophe losses	51	31	24	33	22	82	31

Total current accident year catastrophe losses	$53	$31	$11	$51	$22	$84	$31

Prior year loss reserve development (favorable) / adverse	$(62)	$(63)	$(59)	$(53)	$(85)	$(125)	$(173)

Combined ratio:
Property and Transportation	94.2%	91.0%	90.0%	95.4%	92.4%	92.6%	89.3%
Specialty Casualty	86.6%	87.5%	81.3%	82.6%	80.1%	87.1%	80.4%
Specialty Financial	95.0%	86.5%	83.1%	91.3%	78.4%	90.8%	80.1%
Other Specialty	122.2%	103.5%	118.1%	122.7%	114.6%	113.1%	113.8%
Combined ratio - Specialty	91.9%	89.2%	86.6%	91.1%	85.8%	90.6%	84.9%
Other core charges	(0.2%)	0.1%	(0.1%)	0.1%	0.2%	(0.1%)	0.1%

Combined ratio	91.7%	89.3%	86.5%	91.2%	86.0%	90.5%	85.0%

P&C combined ratio excl. catastrophe losses and prior year reserve development	92.4%	91.5%	89.3%	91.7%	90.5%	92.1%	90.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.7%	59.3%	63.5%	67.0%	60.1%	60.1%	59.6%
Current accident year catastrophe losses	3.5%	2.2%	0.8%	2.5%	1.6%	2.7%	1.2%
Prior accident year loss reserve development	(4.2%)	(4.4%)	(3.6%)	(3.0%)	(6.1%)	(4.3%)	(6.4%)

Loss and LAE ratio	60.0%	57.1%	60.7%	66.5%	55.6%	58.5%	54.4%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Gross written premiums	$2,369	$2,155	$1,845	$3,153	$2,123	$4,524	$4,059
Ceded reinsurance premiums	(702)	(636)	(507)	(1,169)	(607)	(1,338)	(1,175)

Net written premiums	1,667	1,519	1,338	1,984	1,516	3,186	2,884
Change in unearned premiums	(160)	(82)	285	(217)	(123)	(242)	(189)

Net earned premiums	1,507	1,437	1,623	1,767	1,393	2,944	2,695
Loss and LAE	906	819	987	1,173	773	1,725	1,465
Underwriting expense	478	463	419	436	423	941	825

Underwriting profit	$123	$155	$217	$158	$197	$278	$405

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$(13)	$18	$—	$2	$—
Catastrophe losses	51	31	24	33	22	82	31

Total current accident year catastrophe losses	$53	$31	$11	$51	$22	$84	$31

Prior year loss reserve development (favorable) / adverse	$(61)	$(64)	$(58)	$(56)	$(86)	$(125)	$(175)

Combined ratio:
Loss and LAE ratio	60.2%	57.0%	60.8%	66.4%	55.4%	58.6%	54.3%
Underwriting expense ratio	31.7%	32.2%	25.8%	24.7%	30.4%	32.0%	30.6%

Combined ratio	91.9%	89.2%	86.6%	91.1%	85.8%	90.6%	84.9%

Specialty combined ratio excl. catastrophe losses and prior year reserve development	92.4%	91.5%	89.3%	91.7%	90.5%	92.1%	90.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	60.7%	59.3%	63.5%	67.0%	60.1%	60.1%	59.6%
Current accident year catastrophe losses	3.5%	2.2%	0.9%	2.5%	1.5%	2.7%	1.2%
Prior accident year loss reserve development	(4.0%)	(4.5%)	(3.6%)	(3.1%)	(6.2%)	(4.2%)	(6.5%)

Loss and LAE ratio	60.2%	57.0%	60.8%	66.4%	55.4%	58.6%	54.3%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Gross written premiums	$1,059	$872	$601	$1,737	$962	$1,931	$1,722
Ceded reinsurance premiums	(391)	(320)	(178)	(778)	(330)	(711)	(589)

Net written premiums	668	552	423	959	632	1,220	1,133
Change in unearned premiums	(134)	(77)	259	(102)	(127)	(211)	(185)

Net earned premiums	534	475	682	857	505	1,009	948
Loss and LAE	346	289	489	663	327	635	583
Underwriting expense	156	143	125	155	139	299	264

Underwriting profit	$32	$43	$68	$39	$39	$75	$101

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$4	$—	$—	$—
Catastrophe losses	15	19	8	9	19	34	25

Total current accident year catastrophe losses	$15	$19	$7	$13	$19	$34	$25

Prior year loss reserve development (favorable) / adverse	$(21)	$(37)	$(13)	$(15)	$(30)	$(58)	$(64)

Combined ratio:
Loss and LAE ratio	64.8%	60.9%	71.8%	77.3%	64.7%	62.9%	61.4%
Underwriting expense ratio	29.4%	30.1%	18.2%	18.1%	27.7%	29.7%	27.9%

Combined ratio	94.2%	91.0%	90.0%	95.4%	92.4%	92.6%	89.3%

Combined ratio excl. catastrophe losses and prior year reserve development	95.1%	94.8%	90.8%	95.8%	94.6%	95.0%	93.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	65.7%	64.7%	72.6%	77.7%	66.9%	65.3%	65.5%
Current accident year catastrophe losses	2.9%	4.0%	1.0%	1.4%	3.8%	3.3%	2.7%
Prior accident year loss reserve development	(3.8%)	(7.8%)	(1.8%)	(1.8%)	(6.0%)	(5.7%)	(6.8%)

Loss and LAE ratio	64.8%	60.9%	71.8%	77.3%	64.7%	62.9%	61.4%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Gross written premiums	$1,012	$1,061	$1,007	$1,184	$948	$2,073	$1,924
Ceded reinsurance premiums	(319)	(339)	(352)	(407)	(302)	(658)	(628)

Net written premiums	693	722	655	777	646	1,415	1,296
Change in unearned premiums	18	(18)	31	(100)	11	—	—

Net earned premiums	711	704	686	677	657	1,415	1,296
Loss and LAE	421	417	381	374	354	838	698
Underwriting expense	195	199	177	185	173	394	344

Underwriting profit	$95	$88	$128	$118	$130	$183	$254

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$(1)	$1	$—	$2	$—
Catastrophe losses	6	3	8	2	—	9	1

Total current accident year catastrophe losses	$8	$3	$7	$3	$—	$11	$1

Prior year loss reserve development (favorable) / adverse	$(24)	$(27)	$(50)	$(42)	$(49)	$(51)	$(98)

Combined ratio:
Loss and LAE ratio	59.2%	59.2%	55.4%	55.3%	53.9%	59.2%	53.9%
Underwriting expense ratio	27.4%	28.3%	25.9%	27.3%	26.2%	27.9%	26.5%

Combined ratio	86.6%	87.5%	81.3%	82.6%	80.1%	87.1%	80.4%

Combined ratio excl. catastrophe losses and prior year reserve development	89.0%	90.9%	87.5%	88.5%	87.5%	90.0%	87.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	61.6%	62.6%	61.6%	61.2%	61.3%	62.1%	61.4%
Current accident year catastrophe losses	1.0%	0.4%	1.1%	0.4%	0.1%	0.7%	0.0%
Prior accident year loss reserve development	(3.4%)	(3.8%)	(7.3%)	(6.3%)	(7.5%)	(3.6%)	(7.5%)

Loss and LAE ratio	59.2%	59.2%	55.4%	55.3%	53.9%	59.2%	53.9%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Gross written premiums	$298	$222	$237	$232	$213	$520	$413
Ceded reinsurance premiums	(58)	(38)	(38)	(56)	(36)	(96)	(77)

Net written premiums	240	184	199	176	177	424	336
Change in unearned premiums	(45)	12	(6)	(5)	(6)	(33)	(2)

Net earned premiums	195	196	193	171	171	391	334
Loss and LAE	79	71	66	80	44	150	92
Underwriting expense	106	99	94	76	90	205	176

Underwriting profit	$10	$26	$33	$15	$37	$36	$66

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(10)	$13	$—	$—	$—
Catastrophe losses	19	4	7	21	3	23	5

Total current accident year catastrophe losses	$19	$4	$(3)	$34	$3	$23	$5

Prior year loss reserve development (favorable) / adverse	$(11)	$(3)	$(8)	$(11)	$(15)	$(14)	$(28)

Combined ratio:
Loss and LAE ratio	40.9%	36.0%	33.8%	47.2%	25.7%	38.5%	27.5%
Underwriting expense ratio	54.1%	50.5%	49.3%	44.1%	52.7%	52.3%	52.6%

Combined ratio	95.0%	86.5%	83.1%	91.3%	78.4%	90.8%	80.1%

Combined ratio excl. catastrophe losses and prior year reserve development	91.1%	85.7%	85.3%	82.4%	85.7%	88.5%	87.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	37.0%	35.2%	36.0%	38.3%	33.0%	36.2%	34.6%
Current accident year catastrophe losses	9.6%	2.2%	1.9%	15.2%	1.6%	5.8%	1.4%
Prior accident year loss reserve development	(5.7%)	(1.4%)	(4.1%)	(6.3%)	(8.9%)	(3.5%)	(8.5%)

Loss and LAE ratio	40.9%	36.0%	33.8%	47.2%	25.7%	38.5%	27.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	66	61	61	72	61	127	119

Net written premiums	66	61	61	72	61	127	119
Change in unearned premiums	1	1	1	(10)	(1)	2	(2)

Net earned premiums	67	62	62	62	60	129	117
Loss and LAE	60	42	51	56	48	102	92
Underwriting expense	21	22	23	20	21	43	41

Underwriting profit (loss)	$(14)	$(2)	$(12)	$(14)	$(9)	$(16)	$(16)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$—	$—	$—	$—
Catastrophe losses	11	5	1	1	—	16	—

Total current accident year catastrophe losses	$11	$5	$—	$1	$—	$16	$—

Prior year loss reserve development (favorable) / adverse	$(5)	$3	$13	$12	$8	$(2)	$15

Combined ratio:
Loss and LAE ratio	91.1%	69.0%	83.3%	89.3%	79.6%	80.3%	78.4%
Underwriting expense ratio	31.1%	34.5%	34.8%	33.4%	35.0%	32.8%	35.4%

Combined ratio	122.2%	103.5%	118.1%	122.7%	114.6%	113.1%	113.8%

Combined ratio excl. catastrophe losses and prior year reserve development	111.7%	92.0%	98.5%	100.7%	101.5%	102.1%	100.7%

Loss and LAE components:
Current accident year, excluding catastrophe losses	80.6%	57.5%	63.7%	67.3%	66.5%	69.3%	65.3%
Current accident year catastrophe losses	18.0%	7.5%	0.7%	1.1%	0.1%	12.9%	0.2%
Prior accident year loss reserve development	(7.5%)	4.0%	18.9%	20.9%	13.0%	(1.9%)	12.9%

Loss and LAE ratio	91.1%	69.0%	83.3%	89.3%	79.6%	80.3%	78.4%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Assets:
Total cash and investments	$14,489	$14,451	$14,512	$14,322	$14,268	$15,601
Recoverables from reinsurers	3,852	3,838	3,977	4,108	3,567	3,478
Prepaid reinsurance premiums	1,112	1,021	917	1,180	1,006	933
Agents’ balances and premiums receivable	1,796	1,459	1,339	1,698	1,623	1,391
Deferred policy acquisition costs	316	285	288	292	293	271
Assets of managed investment entities	5,235	5,391	5,447	5,099	5,218	5,231
Other receivables	721	637	886	1,328	740	645
Other assets	1,281	1,153	1,219	1,259	1,123	966
Goodwill	246	246	246	246	246	246

Total assets	$29,048	$28,481	$28,831	$29,532	$28,084	$28,762

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$11,925	$11,761	$11,974	$12,067	$11,201	$10,986
Unearned premiums	3,686	3,435	3,246	3,785	3,397	3,206
Payable to reinsurers	1,038	911	1,035	1,366	971	910
Liabilities of managed investment entities	5,098	5,258	5,332	5,002	5,133	5,112
Long-term debt	1,474	1,478	1,496	1,533	1,542	1,917
Other liabilities	1,834	1,697	1,696	1,847	1,773	1,796

Total liabilities	$25,055	$24,540	$24,779	$25,600	$24,017	$23,927
Shareholders’ equity:
Common stock	$85	$85	$85	$85	$85	$85
Capital surplus	1,377	1,374	1,368	1,358	1,351	1,340
Retained earnings	3,042	2,933	3,142	3,091	2,979	3,541
Unrealized gains (losses) - fixed maturities	(464)	(413)	(497)	(554)	(326)	(109)
Unrealized losses - fixed maturity-related cash flow hedges	(33)	(21)	(29)	(29)	(8)	(4)
Other comprehensive income (loss), net of tax	(14)	(17)	(17)	(19)	(14)	(18)

Total shareholders’ equity	3,993	3,941	4,052	3,932	4,067	4,835

Total liabilities and equity	$29,048	$28,481	$28,831	$29,532	$28,084	$28,762

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Shareholders’ equity	$3,993	$3,941	$4,052	$3,932	$4,067	$4,835
Unrealized (gains) losses related to fixed maturities	497	434	526	583	334	113

Adjusted shareholders’ equity	4,490	4,375	4,578	4,515	4,401	4,948
Goodwill	(246)	(246)	(246)	(246)	(246)	(246)
Intangibles	(102)	(105)	(108)	(111)	(101)	(104)

Tangible adjusted shareholders’ equity	$4,142	$4,024	$4,224	$4,158	$4,054	$4,598

Common shares outstanding	84.859	85.172	85.204	85.141	85.154	85.103
Book value per share:
Book value per share	$47.06	$46.27	$47.56	$46.18	$47.76	$56.81
Adjusted (a)	52.90	51.37	53.73	53.03	51.68	58.14
Tangible, adjusted (b)	48.80	47.25	49.58	48.84	47.60	54.02
Market capitalization
AFG’s closing common share price	$118.75	$121.50	$137.28	$122.93	$138.81	$145.62
Market capitalization	$10,077	$10,348	$11,697	$10,466	$11,820	$12,393
Price / Adjusted book value ratio	2.24	2.37	2.56	2.32	2.69	2.50

(a)	Excludes unrealized gains (losses) related to fixed maturity investments.
(b)	Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
AFG senior obligations	$823	$828	$846	$884	$893	$1,270
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$828	$846	$884	$893	$1,270
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,503	$1,521	$1,559	$1,568	$1,945
Shareholders’ equity	3,993	3,941	4,052	3,932	4,067	4,835
Less:
Unrealized (gains) losses related to fixed maturity investments	497	434	526	583	334	113

Total adjusted capital	$5,988	$5,878	$6,099	$6,074	$5,969	$6,893

Ratio of debt to total adjusted capital:
Including subordinated debt	25.0%	25.6%	24.9%	25.7%	26.3%	28.2%
Excluding subordinated debt	13.7%	14.1%	13.9%	14.6%	15.0%	18.4%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Property and Casualty Insurance
Paid Losses (GAAP)	$802	$881	$914	$776	$678	$1,683	$1,392

	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,581	$5,392	$5,433	$5,527	$5,399	$5,375
Parent and other subsidiaries	(1,077)	(1,000)	(838)	(993)	(984)	(409)

AFG GAAP Equity (excluding AOCI)	$4,504	$4,392	$4,595	$4,534	$4,415	$4,966

Allowable dividends without regulatory approval
Property and Casualty Insurance	$887	$887	$887	$843	$843	$843

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - June 30, 2023
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$785	$203	$—	$988	7%
Fixed maturities - Available for sale	9,584	301	—	9,885	68%
Fixed maturities - Trading	38	—	—	38	0%
Equity securities - Common stocks	617	—	—	617	4%
Equity securities - Perpetual preferred	431	—	—	431	3%
Investments accounted for using the equity method	1,755	1	—	1,756	12%
Mortgage loans	645	—	—	645	5%
Real estate and other investments	174	91	(136)	129	1%

Total cash and investments	$14,029	$596	$(136)	$14,489	100%

	Carrying Value - December 31, 2022
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$622	$250	$—	$872	6%
Fixed maturities - Available for sale	9,505	590	—	10,095	70%
Fixed maturities - Trading	32	—	—	32	0%
Equity securities - common stocks	553	—	—	553	4%
Equity securities - perpetual preferred	457	—	—	457	3%
Investments accounted for using the equity method	1,699	1	—	1,700	12%
Mortgage loans	676	—	—	676	4%
Real estate and other investments	153	89	(115)	127	1%

Total cash and investments	$13,697	$930	$(115)	$14,512	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$117	$112	$107	$93	$82	$229	$158
Equity securities	8	9	13	8	7	17	14
Other investments (a)	16	13	14	12	9	29	14

Gross investment income excluding alternative investments	141	134	134	113	98	275	186
Gross investment income from alternative investments (b)	55	78	28	36	62	133	201

Total gross investment income	196	212	162	149	160	408	387
Investment expenses	(5)	(5)	(3)	(4)	(4)	(10)	(8)

Total net investment income	$191	$207	$159	$145	$156	$398	$379

Average cash and investments (c)	$14,498	$14,350	$14,304	$14,105	$13,983	$14,438	$13,878

Average yield - fixed maturities before inv expenses (d)	4.62%	4.40%	4.15%	3.73%	3.33%	4.51%	3.29%
Average yield - overall portfolio, net (d)	5.27%	5.77%	4.45%	4.11%	4.46%	5.51%	5.46%
Average tax equivalent yield - overall portfolio, net (d)	5.34%	5.83%	4.53%	4.21%	4.56%	5.58%	5.56%
AFG consolidated net investment income:
Property & Casualty core	$191	$207	$159	$145	$156	$398	$379
Parent & other	12	11	9	10	—	23	5
Consolidate CLOs	(5)	(1)	—	(4)	12	(6)	14

Total net investment income	$198	$217	$168	$151	$168	$415	$398

Average cash and investments (c)	$15,025	$15,058	$15,083	$14,852	$15,210	$15,064	$15,331

Average yield - overall portfolio, net (d)	5.27%	5.76%	4.46%	4.07%	4.42%	5.51%	5.19%
Average yield - fixed maturities before inv expenses (d)	4.67%	4.43%	4.19%	3.74%	3.17%	4.55%	3.14%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 18.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	6/30/23	6/30/22
Property and Casualty Insurance:
Net Investment Income
Convertible fixed maturities MTM through investment income	$8	$4	$—	$—	$—	$12	$—
Equity securities MTM through investment income (a)	14	16	7	(5)	(2)	30	6
Investments accounted for using the equity method (b)	28	57	21	37	76	85	209
AFG managed CLOs (eliminated in consolidation)	5	1	—	4	(12)	6	(14)

Total Property & Casualty	$55	$78	$28	$36	$62	$133	$201

Investments
Convertible fixed maturities MTM through investment income	$28	$19	$—	$—	$—	$28	$—
Equity securities MTM through investment income (a)	423	377	332	289	276	423	276
Investments accounted for using the equity method (b)	1,755	1,732	1,699	1,661	1,626	1,755	1,626
AFG managed CLOs (eliminated in consolidation)	136	132	115	97	85	136	85

Total Property & Casualty	$2,342	$2,260	$2,146	$2,047	$1,987	$2,342	$1,987

Annualized Return - Property & Casualty	9.6%	14.2%	5.3%	7.1%	12.4%	11.8%	20.7%
AFG Consolidated:
Net Investment Income
Convertible fixed maturities MTM through investment income	$8	$4	$—	$—	$—	$12	$—
Equity securities MTM through investment income (a)	14	16	7	(5)	(2)	30	6
Investments accounted for using the equity method (b)	28	57	21	37	76	85	209
AFG managed CLOs (eliminated in consolidation)	5	1	—	4	(12)	6	(14)

Total AFG Consolidated	$55	$78	$28	$36	$62	$133	$201

Investments
Convertible fixed maturities MTM through investment income	$28	$19	$—	$—	$—	$28	$—
Equity securities MTM through investment income (a)	423	377	332	289	276	423	276
Investments accounted for using the equity method (b)	1,756	1,733	1,700	1,661	1,626	1,756	1,626
AFG managed CLOs (eliminated in consolidation)	136	132	115	97	85	136	85

Total AFG Consolidated	$2,343	$2,261	$2,147	$2,047	$1,987	$2,343	$1,987

Annualized Return - AFG Consolidated	9.6%	14.2%	5.3%	7.1%	12.4%	11.8%	20.7%

(a)

AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as “fair value through net investment income.”

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

June 30, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$241	$229	$(12)	2%	1%
States, municipalities and political subdivisions	1,012	968	(44)	10%	7%
Foreign government	276	262	(14)	3%	2%
Residential mortgage-backed securities	1,708	1,546	(162)	15%	11%
Commercial mortgage-backed securities	81	79	(2)	1%	0%
Collateralized loan obligations	1,904	1,859	(45)	19%	13%
Other asset-backed securities	2,331	2,169	(162)	22%	15%
Corporate and other bonds	2,957	2,811	(146)	28%	19%

Total AFG consolidated	$10,510	$9,923	$(587)	100%	68%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years
December 31, 2022	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$233	$219	$(14)	2%	2%
States, municipalities and political subdivisions	1,234	1,186	(48)	12%	8%
Foreign government	266	252	(14)	2%	2%
Residential mortgage-backed securities	1,755	1,598	(157)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,987	1,921	(66)	19%	13%
Other asset-backed securities	2,428	2,245	(183)	22%	15%
Corporate and other bonds	2,766	2,621	(145)	26%	18%

Total AFG consolidated	$10,757	$10,127	$(630)	100%	70%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2023 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$229	$373	$244	$1,294	$68	$1,638	$838	$22	$4,706	47%
AA	—	534	9	39	7	177	280	158	1,204	12%
A	—	51	4	29	1	42	483	741	1,351	14%
BBB	—	8	5	—	—	—	448	1,509	1,970	20%

Subtotal - Investment grade	229	966	262	1,362	76	1,857	2,049	2,430	9,231	93%
BB	—	—	—	7	3	—	8	214	232	2%
B	—	—	—	8	—	—	2	61	71	1%
CCC, CC, C	—	—	—	95	—	—	4	6	105	1%
D	—	—	—	8	—	—	—	2	10	0%

Subtotal - Non-Investment grade	—	—	—	118	3	—	14	283	418	4%
Not Rated (b)	—	2	—	66	—	2	106	98	274	3%

Total	$229	$968	$262	$1,546	$79	$1,859	$2,169	$2,811	$9,923	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$229	$960	$214	$1,485	$76	$1,690	$1,611	$940	$7,205	75%
2	—	8	—	7	—	—	447	1,515	1,977	21%

Subtotal	229	968	214	1,492	76	1,690	2,058	2,455	9,182	96%
3	—	—	—	1	3	—	8	241	253	3%
4	—	—	—	—	—	—	2	74	76	1%
5	—	—	—	3	—	—	9	21	33	0%
6	—	—	—	—	—	—	—	2	2	0%

Subtotal	—	—	—	4	3	—	19	338	364	4%
Total insurance companies	$229	$968	$214	$1,496	$79	$1,690	$2,077	$2,793	$9,546	100%

Total non-insurance (c)	—	—	48	50	—	169	92	18	377

Total	$229	$968	$262	$1,546	$79	$1,859	$2,169	$2,811	$9,923

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 89% are NAIC 1 and 5% are NAIC 5.

For Corp/Oth, 23% are NAIC 1, 7% NAIC 2, 25% NAIC 3, 17% NAIC 4, 14% NAIC 5 and 14% are held by non-insurance companies.

For Total, 64% are NAIC 1, 4% NAIC 2, 9% NAIC 3, 6% NAIC 4, 7% NAIC 5 and 10% are held by non-insurance companies.

(c)	83% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2022 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$219	$477	$239	$1,317	$63	$1,708	$860	$24	$4,907	49%
AA	—	648	9	6	14	169	347	163	1,356	13%
A	—	50	4	76	2	41	475	670	1,318	13%
BBB	—	7	—	—	3	—	443	1,287	1,740	17%

Subtotal - Investment grade	219	1,182	252	1,399	82	1,918	2,125	2,144	9,321	92%
BB	—	—	—	8	3	—	8	200	219	2%
B	—	—	—	8	—	—	1	51	60	1%
CCC, CC, C	—	—	—	103	—	—	5	1	109	1%
D	—	—	—	8	—	—	—	—	8	0%

Subtotal - Non-Investment grade	—	—	—	127	3	—	14	252	396	4%
Not Rated (b)	—	4	—	72	—	3	106	225	410	4%

Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$219	$1,178	$213	$1,506	$82	$1,627	$1,657	$878	$7,360	78%
2	—	8	—	11	—	—	443	1,310	1,772	19%

Subtotal	219	1,186	213	1,517	82	1,627	2,100	2,188	9,132	97%
3	—	—	—	1	3	—	8	239	251	3%
4	—	—	—	—	—	—	1	46	47	0%
5	—	—	—	3	—	—	10	22	35	0%
6	—	—	—	1	—	—	—	—	1	0%

Subtotal	—	—	—	5	3	—	19	307	334	3%
Total insurance companies	$219	$1,186	$213	$1,522	$85	$1,627	$2,119	$2,495	$9,466	100%

Total non-insurance (c)	—	—	39	76	—	294	126	126	661

Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 95% are NAIC 1 and 5% are NAIC 5.

For Corp/Oth, 53% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

For Total, 46% are NAIC 1, 7% NAIC 2, 9% NAIC 3 and 31% are held by non-insurance companies.

(c)	76% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2023 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Consumer	Insurance	Other Financials	Basic Industry	REITs	Retailers	Media	Utilities	Capital Goods	Autos	Other	Total	% Total
Investment Grade
AAA	$—	$—	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12	$22	1%
AA	5	—	23	41	33	29	—	—	10	—	5	—	—	12	158	6%
A	34	154	53	54	150	28	11	49	17	3	51	45	41	51	741	26%
BBB	509	185	140	67	34	86	118	86	33	44	42	34	25	106	1,509	54%

Subtotal	548	339	226	162	217	143	129	135	60	47	98	79	66	181	2,430	87%
BB	22	1	29	24	1	12	17	—	50	34	—	2	5	17	214	8%
B	—	—	2	37	—	—	—	—	—	—	—	4	4	14	61	2%
CCC, CC, C	—	—	—	1	—	—	—	—	—	—	1	—	—	4	6	0%
D	—	—	2	—	—	—	—	—	—	—	—	—	—	—	2	0%

Subtotal	22	1	33	62	1	12	17	—	50	34	1	6	9	35	283	10%
Not Rated (b)	—	—	4	20	14	14	1	—	—	20	—	15	—	10	98	3%

Total	$570	$340	$263	$244	$232	$169	$147	$135	$110	$101	$99	$100	$75	$226	$2,811	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Consumer	Insurance	Other Financials	Basic Industry	REITs	Retailers	Media	Utilities	Capital Goods	Autos	Other	Total	% Total
1	$39	$154	$86	$107	$183	$69	$11	$49	$27	$3	$56	$45	$41	$70	$940	34%
2	509	185	139	69	34	86	118	86	33	44	42	34	25	111	1,515	54%

Subtotal	548	339	225	176	217	155	129	135	60	47	98	79	66	181	2,455	88%
3	22	1	28	28	2	14	18	—	50	54	—	2	5	17	241	8%
4	—	—	2	34	—	—	—	—	—	—	—	19	4	15	74	3%
5	—	—	5	6	—	—	—	—	—	—	1	—	—	9	21	1%
6	—	—	2	—	—	—	—	—	—	—	—	—	—	—	2	0%

Subtotal	22	1	37	68	2	14	18	—	50	54	1	21	9	41	338	12%
Total insurance companies	$570	$340	$262	$244	$219	$169	$147	$135	$110	$101	$99	$100	$75	$222	$2,793	100%

Total non-insurance	—	—	1	—	13	—	—	—	—	—	—	—	—	4	18

Total	$570	$340	$263	$244	$232	$169	$147	$135	$110	$101	$99	$100	$75	$226	$2,811

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For the Total, 23% are NAIC 1, 7% NAIC 2, 25% NAIC 3, 17% NAIC 4, 14% NAIC 5 and 14% are held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2022 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14	$24	1%
AA	—	—	23	39	21	48	—	5	—	—	—	—	16	11	163	6%
A	52	144	43	54	129	29	54	17	3	—	42	45	—	58	670	26%
BBB	442	214	90	105	27	44	63	32	83	32	30	22	17	86	1,287	49%

Subtotal	494	358	156	208	177	121	117	54	86	32	72	67	33	169	2,144	82%
BB	22	—	12	23	1	22	2	49	8	34	11	1	5	10	200	7%
B	—	—	—	3	1	26	—	—	—	—	4	4	—	13	51	2%
CCC, CC, C	—	—	—	—	—	1	—	—	—	—	—	—	—	—	1	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	26	2	49	2	49	8	34	15	5	5	23	252	9%
Not Rated (b)	1	—	120	11	16	25	12	—	2	23	—	3	1	11	225	9%

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
1	$52	$144	$79	$103	$150	$88	$54	$22	$3	$—	$42	$45	$16	$80	$878	35%
2	443	213	91	105	29	48	75	32	83	32	30	24	17	88	1,310	53%

Subtotal	495	357	170	208	179	136	129	54	86	32	72	69	33	168	2,188	88%
3	22	—	12	29	2	27	2	49	10	54	11	2	6	13	239	9%
4	—	—	—	5	—	24	—	—	—	—	4	4	—	9	46	2%
5	—	—	—	3	—	8	—	—	—	3	—	—	—	8	22	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	37	2	59	2	49	10	57	15	6	6	30	307	12%
Total insurance companies	$517	$357	$182	$245	$181	$195	$131	$103	$96	$89	$87	$75	$39	$198	$2,495	100%

Total non-insurance	—	1	106	—	14	—	—	—	—	—	—	—	—	5	126

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 88% are held by non-insurance companies and 11% are NAIC 1.

For the Total, 53% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2023 ($ in millions)

	Fair Value By Collateral Type

Credit Rating (a)	Commercial Real Estate	Whole Business	TruPS	Railcar	Single Family Rental	Triple Net Lease	Secured Financing (c)	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
Investment Grade
AAA	$418	$—	$47	$—	$153	$133	$25	$—	$5	$11	$46	$838	39%
AA	6	60	143	—	10	20	5	6	—	11	19	280	13%
A	—	4	16	157	—	8	31	42	—	22	203	483	22%
BBB	—	328	—	6	—	—	1	28	59	—	26	448	21%

Subtotal	424	392	206	163	163	161	62	76	64	44	294	2,049	95%
BB	—	—	—	—	—	—	1	7	—	—	—	8	0%
B	—	—	—	—	—	—	—	2	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	—	—	4	—	—	—	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	—	1	13	—	—	—	14	0%
Not Rated (b)	—	—	—	—	—	—	95	4	—	—	7	106	5%

Total	$424	$392	$206	$163	$163	$161	$158	$93	$64	$44	$301	$2,169	100%

	Fair Value By Collateral Type

NAIC designation	Commercial Real Estate ABS	Whole Business	TruPS	Railcar	Single Family Rental	Triple Net Lease	Secured Financing (b)	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Other	Total	% Total
1	$352	$64	$206	$157	$162	$161	$156	$48	$5	$31	$269	$1,611	78%
2	—	328	—	6	—	—	1	28	59	—	25	447	22%

Subtotal	352	392	206	163	162	161	157	76	64	31	294	2,058	100%
3	—	—	—	—	—	—	1	7	—	—	—	8	0%
4	—	—	—	—	—	—	—	2	—	—	—	2	0%
5	—	—	—	—	—	—	—	8	—	—	1	9	0%
6	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	—	1	17	—	—	1	19	0%
Total insurance companies	$352	$392	$206	$163	$162	$161	$158	$93	$64	$31	$295	$2,077	100%

Total non-insurance	72	—	—	—	1	—	—	—	—	13	6	92

Total	$424	$392	$206	$163	$163	$161	$158	$93	$64	$44	$301	$2,169

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	89% of not rated securities are NAIC 1, 5% are NAIC 5.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commerical and Residental mortgages.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2022 ($ in millions)

	Fair Value By Collateral Type

Credit Rating (a)	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
Investment Grade
AAA	$456	$—	$40	$25	$138	$156	$—	$—	$5	$8	$3	$29	$860	38%
AA	8	60	186	25	21	11	—	7	—	12	13	4	347	16%
A	—	4	7	34	8	—	160	38	—	33	—	191	475	21%
BBB	—	326	—	1	—	—	6	26	62	—	—	22	443	20%

Subtotal	464	390	233	85	167	167	166	71	67	53	16	246	2,125	95%
BB	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
B	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	—	—	5	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	13	—	—	—	—	14	0%
Not Rated (b)	—	—	—	95	—	—	—	5	—	—	—	6	106	5%

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245	100%

	Fair Value By Collateral Type

NAIC designation	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
1	$358	$64	$233	$179	$167	$166	$160	$46	$5	$34	$16	$229	$1,657	78%
2	—	326	—	1	—	—	6	26	62	—	—	22	443	21%

Subtotal	358	390	233	180	167	166	166	72	67	34	16	251	2,100	99%
3	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
4	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
5	—	—	—	—	—	—	—	9	—	—	—	1	10	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	17	—	—	—	1	19	1%
Total insurance companies	$358	$390	$233	$181	$167	$166	$166	$89	$67	$34	$16	$252	$2,119	100%

Total non-insurance	106	—	—	—	—	1	—	—	—	19	—	—	126

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	95% of not rated securities are NAIC 1 and 5% are NAIC 5.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commerical and Residental mortgages.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 6/30/2023 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,208	92%	95%	98%
Fund Investments	56	4%	—	—
QOZ Fund - Development	18	2%	—	—
Office	15	1%	90%	100%
Hospitality	10	1%	—	—
Land Development	5	0%	—	—
Student Housing	1	0%	—	—

Total	$1,313	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$53	53%	$—
Marina	35	36%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$99	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$461	71%	68%
Hospitality	126	20%	51%
Office	58	9%	89%

Total	$645	100%	67%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 6/30/23
(c)	Collections for April - June

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2022 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,127	92%	95%	98%
Fund Investments	52	4%	—	—
QOZ Fund - Development	19	2%	—	—
Office	15	1%	93%	100%
Hospitality	9	1%	—	—
Land Development	6	0%	—	—
Student Housing	1	0%	—	—

Total	$1,229	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	36%	—
Office Building	10	10%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$491	73%	67%
Hospitality	127	19%	52%
Office	58	8%	1

Total	$676	100%	66%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/22
(c)	Collections for October - December